UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2024

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 16, 2024, Sky Harbour Group Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (collectively, the “Initial Investors”) relating to, among other things, the issuance and sale to the Initial Investors at an initial closing an aggregate of 3,352,106 shares (the “Initial PIPE Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) for an aggregate purchase price of $31,845,007.00. On October 25, 2024, certain additional investors (“Additional Investors” and, together with the Initial Investors, the “Investors”) each executed a joinder to the Purchase Agreement, pursuant to which the Additional Investors agreed to purchase, and the Company agreed to sell, an aggregate of 603,684 additional shares of Class A Common Stock at the initial closing (the together with the Initial PIPE Shares, the “First Closing PIPE Shares”) for an aggregate purchase price of $5,734,998.00. The initial closing under the Purchase Agreement occurred on October 25, 2024, and 3,955,790 First Closing PIPE Shares were issued to the Investors for an aggregate purchase price of $37,580,005.00, on October 25, 2024 (the “Initial Closing Date”).

The Investors have the option to purchase up to an aggregate of 3,955,790 shares of Class A Common Stock (the “Second Closing PIPE Shares”) for an aggregate purchase price of up to $37,580,005.00 (the “Second Closing”). Each Investor has the option to purchase in the Second Closing up to a number of Second Closing PIPE Shares equal to the number of such Initial Investor’s Initial PIPE Shares purchased in the Initial Closing, at the same purchase price of $9.50 per share. The amount of Second Closing PIPE Shares, if any, to be issued at the Second Closing will be determined by each Investor in its sole discretion pursuant to each of their allocations, and the Second Closing will occur, if at all, at the sole discretion of the Investors, on or before December 20, 2024 (the “Second Closing Date”), subject to customary closing conditions. To the extent any Investor does not elect to purchase its full allocation of Second Closing PIPE Shares, such Second Closing PIPE Shares (the “Shortfall Shares” and, together with the First Closing PIPE Shares and the Second Closing PIPE Shares, the “PIPE Shares”) may be purchased by other Investors who have elected to purchase their full allocation of Second Closing PIPE Shares (the “Full Option Investors”). Any Shortfall Shares will be divided among the Full Option Investors on a pro rata basis based on the Initial PIPE Shares to be purchased by such Full Option Investors in the Initial Closing. To the extent any Full Option Investor does not elect to purchase its full allocation of Shortfall Shares, such Shortfall Shares may be purchased by Altai Capital Management, L.P. or its affiliates, as it may designate in its sole discretion.

On the Initial Closing Date, the Investors entered into a customary lock-up agreement that restricts sales of shares of Class A Common Stock by the Investors for a period of six months beginning on the Initial Closing Date, subject to certain exceptions.

Pursuant to the terms of the Purchase Agreement, on the Initial Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Investors are entitled to certain customary registration rights, and the Company is required to prepare and file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the resale of the PIPE Shares and to use its best efforts to cause the Registration Statement to be declared effective by the SEC by the earlier of (i) the later of (x) the 180th calendar day following the Initial Closing Date, or on the next succeeding business day if such date falls on a day that is not a business day and (y) the 15th calendar day following the Second Closing Date, if any, or on the next succeeding business day if such date falls on a day that is not a business day, and (ii) the 5th business day after the date the Company is notified (orally or in writing whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that the Company shall have 10 additional business days if required to update for a quarterly filing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The First Closing PIPE Shares were, and the Second Closing PIPE Shares will be, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and acquired the First Closing PIPE Shares, and will acquire the Second Closing PIPE Shares, if any, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws. The First Closing PIPE Shares have not been, and at the time of the Second Closing the Second Closing PIPE Shares will not be, registered under the Securities Act and such PIPE Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the PIPE Shares, shares of Class A Common Stock or any other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On October 28, 2024, the Company issued a press release announcing the Initial Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Form of Registration Rights Agreement, dated as of October 25, 2024 by and among Sky Harbour Group Corporation and the Investors named therein.
99.1	Press Release of Sky Harbour Group Corporation, dated October 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2024

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer